UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004
                                                       -------------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                13-3286161
        --------                 ---------------                ----------
    (State or other          (Commission File Number)         (IRS Employer
    jurisdiction of                                       Identification Number)
     incorporation)

                  383 Madison Avenue, New York, New York  10179
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               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                          ---------------


                                 Not Applicable
       --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
           ------------

      Filed herewith are copies of:

      (a) Form of Medium-Term Note, Series B (Accelerated Market Participation Securities Linked to the Nasdaq-100 Index(R), due December 30,
            2005).

      (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated September 27, 2004, to the Prospectus Supplement and the Prospectus, each dated November 17, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-109793).

      (c)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-109793) as exhibits to such Registration Statement:

            4(b)(15) Form of Medium-Term Note, Series B (Accelerated Market
                     Participation Securities Linked to the Nasdaq-100 Index(R), due December 30, 2005).

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

            23(c)    Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 8(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Jeffrey M. Farber
                                          ----------------------------
                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)

Dated: September, 30 2004

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.     Description
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4(b)(15) Form of Medium-Term Note, Series B (Accelerated Market Participation Securities Linked to the Nasdaq-100 Index(R), due December 30, 2005).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)           Consent of Cadwalader, Wickersham & Taft LLP (Included in
                Exhibit 8(a)).